Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

NOTE 9 – COMMITMENTS AND CONTINGENCIES

Legal matters

From time to time, we may be involved in litigation relating to claims arising out of our operation in the normal course of business.

Disputes Between Prime EFS, ELRAC LLC, and Enterprise Leasing Company of Philadelphia, LLC

On or about January 10, 2020, Prime EFS was named as sole defendant in a civil action captioned ELRAC LLC v. Prime EFS, filed in the United States District Court for the Eastern District of New York, assigned Case No. 1 :20-cv-00211 (the “ELRAC Action”). The complaint in the ELRAC Action alleged that Prime EFS failed to pay in full for repairs allegedly required by reason of property damage to delivery vehicles leased by Prime EFS from ELRAC LLC (“ELRAC”) to conduct its business. The complaint sought damages of not less than $382,000 plus $58,000 in insurance claims that ELRAC believes were collected by the Company and not reimbursed to ELRAC.

ELRAC subsequently moved for a default judgment against Prime EFS. By letter to the court dated March 9, 2020, Prime EFS opposed entry of a default judgment and contended that all claims in the ELRAC Action were subject to mandatory arbitration clauses found in the individual lease agreements. On March 19, 2020, ELRAC filed a stipulation dismissing the ELRAC Action without prejudice and advised Prime EFS that it intends to file an arbitration at the American Arbitration Association alleging essentially identical claims.

During the period it was leasing vans and trucks from ELRAC and its affiliate, Enterprise Leasing Company of Philadelphia, LLC (“Enterprise PA” and, with ELRAC, “Enterprise”), Prime EFS transferred $387,392 in deposits required by Enterprise as security for the payment of deductibles and uninsured damage to Enterprise’s fleet. Despite due demand, Enterprise never accounted to Prime EFS’s satisfaction regarding the application of these deposits. On June 10, 2020, Prime EFS therefore initiated an arbitration (the “Arbitration”) against Enterprise at the American Arbitration Association seeking the return of not less than $327,000 of these deposits.

On October 9, 2020, Enterprise filed its Answer and Counterclaims in the Arbitration. In its Answer, Enterprise denies liability to Prime for $327,000 or any other sum. In its Counterclaims, ELRAC seeks $382,000 in damages and Enterprise PA seeks $256,000 in damages. Enterprise also seeks $62,000 in insurance payments allegedly made by Utica to Prime EFS.

Prime EFS believes the Enterprise Answer and Counterclaims lack merit and intends to defend its position in the Arbitration vigorously. Nevertheless, given the amount of the Counterclaim and the documentation which Enterprise has submitted in the arbitration in support thereof, the Company continues to reflect a liability of $440,000, i.e., the amount originally claimed as damages by ELRAC in the ELRAC Federal Action, as a contingency liability on the Company’s condensed consolidated balance sheet.

BMF Capital v. Prime EFS LLC et al.

As previously reported, in a settlement agreement entered into as of March 6, 2020, the Company’s wholly-owned subsidiary Prime EFS agreed to pay BMF Capital (“BMF”) $275,000 on or by March 11, 2020, inter alia to discharge a convertible note, to cancel certain warrants on 40,300 shares of TLSS common stock, and to settle certain claims made by BMF Capital under certain merchant cash advance agreements (MCAs). Prime EFS did not pay a portion of the agreed $275,000 settlement amount by March 11, 2020 but the Company has subsequently paid the $275,000 in full. As more than eleven (11) months have now passed, and BMF has not again contacted Prime EFS concerning this matter, Prime EFS believes this matter to now be closed.

Bellridge Capital, L.P. v. TLSS

By letter dated April 28, 2020, a prior investor in the Company, Bellridge Capital, L.P. (“Bellridge”), claimed that the Company was in breach of its obligations under an August 29, 2019 letter agreement to issue a confession of judgment and to pay Bellridge $150,000 per month against the amounts due under, inter alia, an April 2019 promissory note. In the April 28, 2020 letter, Bellridge contended that TLSS owed Bellridge $1,978,557.76 as of that date. In a purported standstill agreement subsequently proposed by Bellridge, Bellridge claimed that TLSS owed it $2,271,099.83, a figure which allegedly includes default rate interest. Bellridge also claimed that a subordination agreement it signed with the Company on August 30, 2019, was void ab initio. Bellridge also demanded the conversion of approximately $20,000 in indebtedness into the common stock of the Company, a conversion which the Company had not effectuated at the time because the parties had not come to agreement on a conversion price. Such agreement was required for Bellridge to exercise its conversion rights under an agreement dated April 9, 2019 between Bellridge and the Company.

In an agreement dated August 3, 2020, Bellridge and the Company resolved many of the disputes between them. Among other things, Bellridge and the Company agreed upon the balance of all indebtedness owed to Bellridge as of August 3, 2020 ($2,150,000), a new maturity date on the indebtedness (April 30, 2021), and a price of $0.02 for the conversion of all Bellridge indebtedness into shares of Company common stock. In the agreement, Bellridge also agrees to release its claims against the Company and its senior management in a definitive settlement agreement. However, the August 3 agreement did not contain a release of claims by either party.

On September 11, 2020, Bellridge filed a civil action against the Company, John Mercadante and Douglas Cerny in the United States District Court for the Southern District of New York, captioned Bellridge Capital, L.P. v. Transportation and Logistics Systems, Inc., John Mercadante and Douglas Cerny. The case was assigned Case No. 20-cv-7485. The complaint alleges two separate claims (the first and second claims for relief) for purported violations of section 10(b) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and SEC Rule 10b-5 promulgated thereunder, against the Company, Mr. Mercadante and/or Mr. Cerny; a claim (the third claim for relief) purportedly for control person liability under section 20(a) of the Exchange Act against Messrs. Mercadante and Cerny; a claim (the fourth claim for relief) purportedly for fraudulent inducement against the Company; a claim (the fifth claim for relief) against the Company purportedly for breach of an exchange agreement between Bellridge Capital, L.P. (“Bellridge”) and the Company allegedly dated April 13, 2019 (the “Purported Exchange Agreement”); a claim (the sixth claim for relief) against the Company purportedly for specific performance of the Purported Exchange Agreement; a claim against the Company (the seventh claim for relief) for purported non-payment of a promissory note dated December 26, 2018 pursuant to which the Company borrowed $300,000 and committed to pay Bellridge $330,000 on or by March 15, 2019 plus 10% interest per annum (the “December 2018 Note”); a claim (the eighth claim for relief) purportedly for a declaratory judgment that the Company allegedly failed to comply with a condition precedent to the effectiveness of a subordination agreement (the “Subordination Agreement”) executed and delivered in connection with the Purported Exchange Agreement; and a claim (the ninth claim for relief) for breach of an assignment agreement, executed on or about July 20, 2018 (the “Partial Assignment Agreement”) in connection with a purchase of 50,000 shares of Company convertible preferred stock, by Bellridge, from a third party.

The damages sought under the first, second and third claims for relief are not specified in the complaint. The fourth claim for relief seeks $128,394 in damages exclusive of interest and costs. The fifth claim for relief seeks $582,847 in damages exclusive of interest and costs. The sixth claim for relief demands that the Company honor allegedly outstanding stock conversions served by Bellridge at a price of $0.00545 per share. The seventh claim for relief seeks $267,970 in damages exclusive of interest and costs. The eighth claim for relief seeks a declaration that the Subordination Agreement is null and void. The ninth claim for relief seeks the difference between the conversion price of the shares at time of the originally requested conversion and the price on the actual date of conversion, plus liquidated damages of $57,960.

After filing the action against him, Bellridge has discontinued this proceeding insofar as alleged against Mr. Cerny.

On November 6, 2020, TLSI filed an answer in this matter, denying liability for all matters alleged in the complaint. On November 26, Mr. Mercadante filed an answer in this matter, denying liability for all matters alleged in the complaint.

The initial case conference in this matter was held on February 5, 2021. At the conference, the assigned judge expressed doubt as to whether the court has subject matter jurisdiction over the dispute. The Court ordered Bellbridge to file an amended complaint, properly alleging subject matter jurisdiction, if it can, by February 17, 2021 and, if Bellridge files such an amended complaint, directed the defendants, by February 24, 2021, to answer the amended complaint or move to dismiss it.

The Company believes it has substantial defenses to some or all claims in the complaint, including without limitation the defense of usury. Both the Company and Mr. Mercadante intend to defend this case vigorously.

It is not possible to evaluate the likelihood of a favorable or unfavorable outcome, nor is it possible to estimate the amount or range of any potential loss in the matter.

SCS, LLC v. Transport and Logistics Systems, Inc.

On May 26, 2020, a civil action was filed against the Company in the Supreme Court of the State of New York, New York County, captioned SCS, LLC v. Transportation and Logistics Systems, Inc. The case was assigned Index No. 154433/2020.

The plaintiff in this action, SCS, LLC (“SCS”) alleges it is a limited liability company that entered into a renewable six-month consulting agreement with the Company dated September 5, 2019 and that the Company failed to make certain monthly payments due thereunder for the months of October 2019 through March 2020, summing to $42,000. The complaint alleges claims for breach of contract, quantum meruit, unjust enrichment and account stated.

On July 22, 2020, the Company filed its answer, defenses and counterclaims in this action. Among other things, the Company avers in its answer that SCS’s claims are barred by its unclean hands and other inequitable conduct, including breach of its duties (i) to maintain the confidentiality of information provided to SCS on a confidential basis and (ii) to work only in furtherance of the Company’s interests, not in furtherance of SCS’s own, and conflicting, interests. The Company also avers that SCS’s alleged damages must be reduced by the compensation and other benefits received by Lawrence Sands, founder of SCS, as a W-2 employee of the Company. The Company also avers that the New York Supreme Court lacks subject matter jurisdiction of the action because SCS concedes it is a Florida LLC based in Florida and that the Company is a Nevada corporation based in Florida.

On July 31, 2020, SCS moved for summary judgment in this action. On August 18, 2020, the Company moved to dismiss this action for lack of subject matter jurisdiction. In its motion, among other things, the Company asserted that the New York court lacks subject matter jurisdiction because neither party was formed under New York law; neither party maintains an office in the State of New York; the consulting agreement between the parties dated September 5, 2019 was not performed in the State of New York; and, it was anticipated, at the time of contracting, that the bulk of SCS’s consulting services thereunder would be rendered in Florida, not New York.

On November 4, 2020, Supreme Court, New York County, heard argument on the Company’s motion to dismiss, granted the motion, and denied SCS’s motion summary judgment as moot (the “Decision”). SCS did not seek reconsideration and/or appeal from the Decision within the prescribed time periods. However, on or about January 14, 2021, SCS refiled this action the state court in Florida, seeking the same $42,000 in damages. The Company must file an answer to the Florida complaint by February 9, 2021.

The Company believes it has substantial defenses to some or all claims in the complaint, including without limitation breaches of the consulting agreement by SCS. The Company therefore intends to defend this case vigorously.

Based on the early stage of this matter, it is not possible to evaluate the likelihood of a favorable or unfavorable outcome, nor is it possible to estimate the amount or range of any potential loss in the matter.

Shareholder Derivative Action

As previously disclosed, on June 25, 2020, the Company was served with a putative shareholder derivative action filed in the Circuit Court of the 15th Judicial Circuit in and for Palm Beach County, Florida (the “Court”) captioned SCS, LLC, derivatively on behalf of Transportation and Logistics Systems, Inc. v. John Mercadante, Jr., Douglas Cerny, Sebastian Giordano, Ascentaur LLC and Transportation and Logistics Systems, Inc. The action has been assigned Case No. 2020-CA-006581.

The plaintiff in this action, SCS, alleges it is a limited liability company formed by a former chief executive officer and director of the Company, Lawrence Sands. The complaint alleges that between April 2019 and June 2020, the current chairman and chief executive officer of the Company, the current chief development officer of the Company and, since February 2020, the Company’s restructuring consultant, breached fiduciary duties owed to the Company. The Company’s restructuring consultant, defendant Sebastian Giordano, renders his services through another defendant in the action, Ascentaur LLC.

Briefly, the complaint alleges that the Company’s chief executive officer breached duties to the Company by, among other things, requesting, in mid-2019, that certain preferred equity holders, including SCS, convert their preferred shares into Company common stock in order to facilitate an equity offering by the Company and then not consummating an equity offering. The complaint also alleges that current management caused the Company to engage in purportedly wasteful and unnecessary transactions such as taking merchant cash advances (MCA) on disadvantageous terms. The complaint further alleges that current management “issued themselves over two million shares of common stock without consideration.” The complaint seeks unspecified compensatory and punitive damages on behalf of the Company for breach of fiduciary duty, negligent breach of fiduciary duty, constructive fraud, and civil conspiracy and the appointment of a receiver or custodian for the Company.

The Company’s current management has tendered the complaint to its directors’ and officers’ liability carrier for defense and indemnity purposes, which coverage is subject to a $250,000 self-insured retention or “deductible.” Company management, Mr. Giordano and Ascentaur LLC each advise that they deny each and every allegation of wrongdoing alleged in the complaint. Among other things, current management asserts that it made every effort to consummate an equity offering in late 2019 and early 2020 and could not do so solely because of the Company’s precarious financial condition. Current management also asserts it made clear to SCS and other preferred equity holders, before they converted their shares into common stock, that there was no guarantee the Company would be able to consummate an equity offering in late 2019 or early 2020. In addition, current management asserts that it received equity in the Company on terms that were entirely fair to the Company and entered into MCA transactions solely because there was no other financing available to the Company.

On August 5, 2020, all defendants in this action moved to dismiss the complaint for failure to state a claim upon which relief can be granted. Among other things, all defendants allege in their motion that, through this lawsuit, SCS is improperly attempting to second-guess business decisions made by the Company’s Board of Directors, based solely on hindsight (as opposed to any well-pleaded facts demonstrating a lack of care or good faith). All defendants also assert that the majority of the claims are governed by Nevada law because they concern the internal affairs of the Company. Defendants further assert that, under Nevada law, each of the business decisions challenged by SCS is protected by the business judgment rule. Defendants further assert that, even if SCS could rebut the presumption that the business judgment rule applies to all such transactions, SCS has failed to allege facts demonstrating that intentional misconduct, fraud, or a knowing violation of the law occurred—a requirement under Nevada law in order for director or officer liability to arise. Defendants further assert that, because SCS’s constructive fraud claim simply repackages Plaintiff’s claims for breach of fiduciary duty, it too must fail. Defendants also contend that in the absence of an adequately-alleged independent cause of action—let alone an unlawful agreement between the defendants entered into for the purpose of harming the Company, SCS’s claim for civil conspiracy must also be dismissed. Finally, defendants contend that SCS’s extraordinary request that a receiver or custodian be appointed to manage and supervise the Company’s activities and affairs throughout the duration of this unfounded action is without merit because SCS does not allege the Company is subject to loss so serious and significant that the appointment of a receiver or custodian is “absolutely necessary to do complete justice.”

SCS has a right to file court papers opposing the above motion and thereafter the defendants have a right to file reply papers in further support of the motion (the “MTD”). To date, the court has not entered an order scheduling these filings or a hearing on the MTD.

In the interim, SCS has propounded certain discovery requests to Mr. Giordano concerning his personal jurisdiction and de facto officer defenses to which Mr. Giordano responded in timely fashion, to the extent required by Florida court rules.

While they hope to prevail on the motion, win or lose, current Company management, Mr. Giordano and Ascentaur LLC advise that they intend to mount a vigorous defense to this action, as they believe the action to be entirely bereft of merit.

It is not possible to evaluate the likelihood of a favorable or unfavorable outcome, nor is it possible to estimate the amount or range of any potential loss in the matter.

Frank Mazzola v. TLSS and Prime EFS.

On July 24, 2020, Prime EFS terminated the employment of Frank Mazzola effective that day. On July 27, 2020, Mr. Mazzola filed a Complaint and Jury Demand in the United States District Court for the Southern District of New York in which he named as defendants Prime EFS, the Company, John Mercadante and Douglas Cerny. The case was assigned # 1:20-CV-5788-VM. In this action, Mr. Mazzola alleges that he had an employment agreement with Prime EFS and that Prime EFS breached the alleged employment agreement through two alleged pay reductions and by terminating his employment. The Complaint contains eight counts: (1) breach of contract against Prime EFS; (2) breach of the covenant of good faith and fair dealing against Prime EFS; (3) intentional misrepresentation against Prime EFS, the Company and Mr. Mercadante; (4) negligent misrepresentation against Prime EFS, the Company and Mr. Mercadante; (5) tortious interference with contract against the Company, Mr. Mercadante and Mr. Cerny; (6) tortious interference with prospective economic advantage against the Company, Mr. Mercadante and Mr. Cerny; (7) conversion against all defendants; and (8) unjust enrichment against all defendants. Mr. Mazzola seeks specific performance of the alleged employment agreement and damages of not less than $3 million.

Without Answering the Complaint, on August 14, 2020, the defendants objected to the Complaint on the grounds of lack of personal jurisdiction, improper venue and because the Complaint failed to state a claim upon which relief could be granted. On August 25, 2020, the Court ordered Mr. Mazzola to respond to the defendant’s objections within three days. On August 28, 2020, Mr. Mazzola voluntarily withdrew the action.

On September 1, 2020, Mr. Mazzola served the defendants with a Complaint and Jury Demand that Mr. Mazzola filed in the Superior Court of New Jersey, Law Division, Bergen County, docket number BER-L-004967-20. The Complaint alleged the same claims as those set forth in the Complaint that Mr. Mazzola had filed in the now withdrawn New York federal lawsuit. On September 28, 2020, the defendants removed the New Jersey state court lawsuit to the United States District Court for the District of New Jersey, which has been assigned civil action number 2:20-cv-13387-BRM-ESK. On October 5, 2020, all defendants filed a motion to dismiss each and every claim asserted against then in the New Jersey federal action. The briefing and hearing of defendants’ motion have been adjourned owing to plaintiff Frank Mazzola’s decision to replace his lawyer in this action.

By letter dated November 18, 2020, Mr. Mazzola, by counsel, sought leave of court to file an amended complaint in this matter. On November 25, 2020, the Court granted plaintiff leave to file an amended complaint on or by December 7, 2020, and granted defendants until January 11, 2021 to file an answer or to move against the amended complaint.

On December 7, 2020, Mr. Mazzola filed an amended complaint in this action (the “AC”) alleging three (3) claims for relief: one for Breach of Contract against Prime EFS; one for “Piercing the Corporate Veil” against the Company; and one for “Fraudulent Inducement” against Messrs. Mercadante and Cerny. The damages sought by each claim are identical: “approximately $2,000,000, representing $1,040,000 in [alleged] severance”; $759,038.41 in alleged “accrued but unpaid salary”; and non-cash benefits under the alleged executive employment agreement.

On January 11, 2021, Prime EFS filed an answer to the AC, denying, under the faithless servant doctrine and otherwise, that it has any liability to Mr. Mazzola for any of the amounts sought. Prime EFS also filed counterclaims against Mr. Mazzola seeking recoupment of not less than $925,492 in W-2 compensation paid to Mazzola; damages in the amount of $168,750 which Mazzola paid to his mother for a no-show job; and damages of not less than $500,000 for usurpation of corporate opportunities belonging to Prime EFS. Also on January 11, 2021, the Company, Mr. Mercadante and Mr. Cerny filed motions to dismiss the AC insofar as pled against them for failure to state a claim and for lack of personal jurisdiction. Briefing on these motions is currently underway.

On January 27, 2021, Prime EFS filed an amended answer to the AC, increasing the amount sought on its counterclaim for recoupment of income paid to Mr. Mazzola from $925,492 to $1,111,833.73 and adding a claim for indemnification for amounts paid by Prime EFS to resolve certain litigation against it such as the Valesky case (see below).

It is not possible to evaluate the likelihood of a favorable or unfavorable outcome, nor is it possible to estimate the amount or range of any potential loss in the matter.

Rosemary Mazzola v. TLSS and Prime EFS

On September 19, 2020, attorneys for Frank Mazzola’s mother, Rosemary Mazzola, filed an action in the United States District Court for the Southern District of New York against the Company and Douglas Cerny. The case was assigned docket number 1:20-cv-7582 and assigned to USDJ Gregory H. Woods. In this action, Ms. Mazzola claims that the Company entered into and breached an unspecified contract by failing to pay her $94,000. In addition, the complaint claims that, although he was not a party to the unspecified contract, Mr. Cerny falsely represented that the Company intended to “repay” Ms. Mazzola $94,000 plus interest. The complaint seeks $94,000 from each defendant, plus late fees, costs, prejudgment interest and attorneys’ fees and, from Mr. Cerny punitive damages in an unspecified amount. The complaint also alleges claims for account stated and breach of implied warranty of good faith and fair dealing, allegedly premised on the same indebtedness.

On October 26, 2020, in lieu of filing an answer, all defendants, by counsel, submitted timely a letter motion (the “Oct. 26 Letter Motion”) for leave to file a motion to dismiss the complaint, which filing pointed out numerous alleged deficiencies with the complaint. Among other things, in the Oct. 26 Letter Motion, defendants pointed out (a) that Mr. Cerny is not a proper defendant and that, in event, the Court lacks personal jurisdiction over him; (b) that the only conceivable contract on which the complaint could be based is the Amended and Restated Stock Purchase Agreement, dated September 30, 2018, pursuant to which Mrs. Mazzola and others sold their membership interests in Prime EFS to the Company; (c) that pursuant to that contract, “[i]n lieu of the receipt of cash by Rosemary Mazzola at Closing, Rosemary Mazzola has agreed to loan such cash amount [$489,174] to the Company” — defined to be Prime EFS, not the Company; and (d) therefore, that the only entity with an obligation to pay any amounts allegedly due to Mrs. Mazzola under the 2018 agreement is Prime EFS, not the Company.

In addition, in the Oct. 26 Letter Motion, defendants assert that, at least at this juncture, a claim against Prime EFS under the 2018 agreement would be improper. As noted above, in the 2018 agreement, it is merely agreed that, “[i]n lieu of the receipt of cash by Rosemary Mazzola at Closing, Rosemary Mazzola has agreed to loan such cash amount to the Company [Prime] to be used for working capital.” No terms and conditions of the loan were specified. Hence, defendants assert, a suit against Prime EFS on the loan today would be at least premature.

By order entered November 5, 2020, the Court gave new counsel for Mrs. Mazzola, the 80-year-old mother of Frank Mazzola, until November 23, 2020, to file an amended complaint in this action and, if warranted by the amended complaint, gave defendants until December 7, 2020 to file a renewed letter motion to dismiss this lawsuit.

On November 23, 2020, counsel for Ms. Mazzola filed an Amended Complaint in this action, dropping Mr. Cerny and adding Prime EFS, LLC as a party. The new pleading demands $209,000 rather than the $94,000 in damages previously alleged. The new complaint alleges three claims: breach of contract against Prime EFS, alter ego liability against the company, and unjust enrichment against both the Company and Prime EFS. Ms. Mazzola also demands legal fees and expenses under a prevailing-party provision in the Amended Stock Purchase Agreement.

On January 29, 2021, both TLSI and Prime EFS, LLC timely moved to the dismiss the Amended Complaint. Opposition and reply papers on this motion are due in February 2021.

Both defendants believe the complaint in this matter lacks merit and intend to mount a vigorous defense to the action.

As of September 30, 2020, this $94,000 liability is included in due to related parties on the accompanying condensed consolidated balance sheet.

Prime EFS v. Amazon Logistics, Inc.

As previously reported, on June 19, 2020, Amazon notified Prime EFS that Amazon does not intend to renew the In-Force Agreement when it expires. In the Prime EFS Termination Notice, Amazon stated that the In-Force Agreement expires on September 30, 2020. Prime EFS believed on advice of counsel that Amazon’s position misconstrued the expiration date under the In-Force Agreement. Prime EFS therefore filed an arbitration at the American Arbitration Association (the “AAA”) seeking temporary, preliminary, and permanent injunctive relief prohibiting Amazon from terminating the In-Force Agreement prior to March 31, 2021 (the “Amazon Arbitration”).

In a ruling issued July 30, 2020, the arbitrator appointed by the AAA on an emergency basis affirmed the validity of Amazon’s construction of the In-Force Agreement and notice terminating that agreement effective September 30, 2020. The Company concluded, on advice of counsel, that no court would suspend, vacate or modify the July 30, 2020, ruling.

Also as previously disclosed, on July 17, 2020, Amazon notified Shypdirect by the Shypdirect Termination Notice that Amazon had elected to terminate the Program Agreement between Amazon and Shypdirect effective as of November 14, 2020.

Amazon did not state a reason for the Shypdirect Termination Notice. Under the Program Agreement, Amazon can terminate the agreement without a reason and solely for convenience on 120 days’ notice.

In a “Separation Agreement” dated August 23, 2020, by and among Amazon, Prime EFS and the Company, Prime EFS and the Company agreed, for nominal consideration, that the Delivery Service Partner Program Agreement between Amazon and Prime EFS would terminate effective September 30, 2020; that Prime EFS and the Company would cooperate in an orderly transition of the last-mile delivery business from Prime EFS to other service providers; that Prime EFS would return any and all vehicles leased from Element Fleet Corporation by October 7, 2020 in good repair; and that Prime EFS would dismiss the Amazon Arbitration with prejudice. Under the same Separation Agreement, Prime EFS and the Company released any and all claims they had against Amazon and covenant not to sue Amazon. In a “Settlement and Release Agreement” dated August 21, 2020, by and among Amazon, Shypdirect, Prime EFS and the Company, Amazon withdrew the Shypdirect Termination Notice and extended the term of the Program Agreement to and including May 14, 2021. In the Settlement and Release Agreement, Shypdirect released any and all claims it had against Amazon, arising under the Program Agreement between Amazon and Shypdirect effective as of November 14, 2020, or otherwise.

Default by Prime EFS on June 4, 2020 Settlement with Creditors

On June 4, 2020, Prime EFS LLC (“Prime EFS”), a wholly-owned subsidiary of the Company, agreed with two related creditors (the “Creditors”) to a payment plan (the “Payment Plan”) to settle, without interest, a total outstanding balance of $2,038,556.06 (the “Outstanding Balance”) owed by Prime EFS to the Creditors.

Pursuant to the Payment Plan, Prime EFS was obligated to pay $75,000.00 to the Creditors on or before June 5, 2020 and $75,000.00 to the Creditors on or before June 12, 2020.

Thereafter, under the Payment Plan, beginning on June 19, 2020, Prime EFS was obligated to make weekly payments of $15,000.00 to the Creditors each Friday for 125 weeks ending with a final payment of $13,556.06 on November 18, 2022.

Under the Payment Plan, Prime EFS also agreed that, if it fails to make a scheduled payment or otherwise defaults on its obligations, the remaining Outstanding Balance would be accelerated and due, in full, within five business days after receipt by Prime EFS of a notice of default from the Creditors.

Under the Payment Plan, Prime EFS also agreed that, if Prime EFS does not pay the remaining Outstanding Balance within five business days after receipt of a notice of default, then the Creditors will be entitled to 9% per annum simple interest on the remaining Outstanding Balance from the date of default and to recover attorneys’ fees and costs for enforcement.

Prime EFS made the $75,000 payments due on each of June 5, 2020 and June 12, 2020.

Prime EFS also made each of the weekly payments due through Friday, September 18, 2020. However, Prime EFS did not make the payment due Friday, September 25, 2020, did not make any further weekly payment due under the Payment Plan, and has no present plan or intention to make any further payments under the Payment Plan because it lacks the cash-on-hand to do so.

By letter dated October 16, 2020, attorneys for the Creditors gave Prime EFS notice of default (the “Notice of Default”) under the settlement agreement that documents the Payment Plan and related terms and conditions. The Notice of Default correctly states that Prime EFS did not make the payment due under the Payment Plan on September 25, 2020 and has not made any further weekly payments since September 25, 2020. The Notice of Default correctly demands, under the settlement agreement that documents the Payment Plan and related terms and conditions, that, as of the day of Prime EFS’s default, Prime EFS owed the Creditors $1,678,556.06, which is accrued on the accompanying condensed consolidated balance at September 30, 2020. In the Notice of Default, the Creditors reserve the right to institute legal proceedings against Prime EFS for its defaults under the Payment Plan, to seek default interest at 9% per annum and to seek the Creditors’ costs of collection.

To date, Prime EFS has not responded to the Notice of Default and has no present plan or intention to respond.

Dispute between Patrick Nicholson and Prime EFS

By letter dated October 9, 2020, attorneys representing Patrick Nicholson allege that Prime EFS is in default of its payment obligations under a “10% Senior Secured Demand Promissory Note” issued February 13, 2019, in the principal amount of $165,000, and under a second promissory note issued April 24, 2019 in the principal amount of $55,000.

In the demand, the attorneys for Mr. Nicholson allege the total balance owed, including interest, is $332,702.84 and that interest is continuing to accrue on each promissory note.

In the demand, the attorneys for Mr. Nicholson also contend that the Company is jointly and severally liable with Prime EFS for this balance.

In the demand, the attorneys for Mr. Nicholson also contend that the great bulk ($276,169) of the alleged balance due arises under the “10% Senior Secured Demand Promissory Note” issued February 13, 2019. However, this promissory note is, by its express terms, governed by New York law, and, in the opinion of Prime EFS’s counsel, such note is usurious on the face of it and unenforceable.

Further, in the opinion of counsel, formed after reasonable inquiry, neither promissory note is enforceable against any person or entity other than Prime EFS. If, as threatened, Mr. Nicholson files suit for non-payment under either or both promissory notes, it is anticipated that the defendant(s) will mount a vigorous defense to the action.

Inter alia because Mr. Nicholson has not filed an action on this claim, it is not possible to evaluate the likelihood that he will do so, nor is it possible to evaluate the likelihood of a favorable or unfavorable outcome, nor is it possible to estimate the amount or range of any potential loss in the matter.

Jose R. Mercedes-Mejia v. Shypdirect LLC, Prime EFS LLC et al.

On August 4, 2020, an action was filed against Shypdirect, Prime EFS and others in the Superior Court of New Jersey for Bergen County captioned Jose R. Mercedes-Mejia v. Shypdirect LLC, Prime EFS LLC et al. The case was assigned docket number BER-L-004534-20. In this action, the plaintiff seeks reimbursement of his medical expenses and damages for personal injuries following an accident with a box truck leased by Prime EFS and being driven by a Prime EFS employee, in which the plaintiff’s ankle was injured. Plaintiff has thus far transmitted medical bills exceeding $789,000. Prime EFS and Shypdirect have demanded their vehicle liability carrier assume the defense of this action. To date, the carrier has not done so, allegedly inter alia because the box truck was not on the list of insured vehicles at the time of the accident.

On November 9, 2020, Prime EFS and Shypdirect filed their answer to the complaint in this action and also filed a third-party action against the insurance company in an effort to obtain defense and indemnity for this action. We intend to vigorously defend against this claim and to pursue the coverage action. However, the Company cannot evaluate the likelihood of an adverse outcome or estimate its liability, if any, in connection with this claim.

Valesky v. Prime EFS and Frank Mazzola

Plaintiff, an ex-dispatcher for Prime EFS, brought this action in the U.S. District Court for the District of New Jersey under the Family and Medical Leave Act of 1993 and the New Jersey Law Against Discrimination seeking unspecified compensatory and punitive damages. Plaintiff alleges the she was fired while still in a neck brace. On December 22, 2020, the plaintiff filed an amended complaint in this action adding the Company and ShypDirect as defendants on joint employer and/or alter ego theories. On January 11, 2021, the Company and ShypDirect filed an answer to the amended complaint, denying liability as to all theories of relief. A settlement conference was held in this matter on January 28, 2021, at which the case was settled, subject to documentation, for a payment by Prime EFS of $35,000.

Ynes Accilien v. Prime EFS

This action was brought on April 27, 2020 in the Superior Court of New Jersey for Bergen County by the plaintiff alleging injuries from a May 12, 2019 collision with a van leased by Prime EFS and operated by Prime EFS employees. The plaintiff has also filed a workers’ compensation claim. Prime EFS’s insurer has been defending this matter without charging Prime EFS, and the Company and Prime EFS expect that the insurer will ultimately indemnify Prime EFS for any damages assessed.

Other than discussed above, as of September 30, 2020, there were no pending or threatened lawsuits that could reasonably be expected to have a material effect on results of our operations.

Consulting Agreement

The Company retained the services of a consultant, Ascentaur, LLC (“Ascentaur”), pursuant to a Consulting Agreement between the Company and Ascentaur dated February 21, 2020, as amended (the “Consulting Agreement”). Under the Consulting Agreement, Sebastian Giordano, the CEO and principal of Ascentaur, provides management services to the Company in the role of chief executive under direction of the Board. Mr. Giordano devotes the majority of his business attention to the Company, but he may spend time on other business ventures. The Consulting Agreement runs until January 31, 2023 (“Termination Date”), unless earlier terminated by an employment agreement between Mr. Giordano and the Company. As consideration for Mr. Giordano’s services, Ascentaur receives a base consulting fee of $300,000 annually, payable in installments of $12,500 twice a month and is eligible for bonuses based on certain Company revenue, EBITDA, market capitalization or capital raise milestones. In addition, upon approval by the Board, Ascentaur received stock warrants to purchase up to 25,000,000 shares of common stock of the Company at an exercise price of $0.06 per share. Mr. Giordano is also eligible for the Company’s standard medical and dental plans. Upon any termination of the Consulting Agreement by the Company without “Cause,” by Mr. Giordano for “Good Reason,” or by expiration and non-renewal of the Consulting Agreement as of the Termination, Mr. Giordano will receive (i) a separation payment equal to one year’s worth of the base consulting fee, (ii) all accrued and unpaid bonuses and (iii) accelerated vesting of all unvested options he may have received. The Company and Mr. Giordano have also, as required by Nevada Revised Statutes Section 78.751, entered into an Indemnity Agreement (the “Indemnity Agreement”) whereby the Company indemnifies Mr. Giordano and Ascentaur, to the fullest extent as provided by Nevada corporate law, for all fees, costs and charges (including attorneys’ fees) for any actual or threatened claims against him, except to the extent that Mr. Giordano’s actions constituted gross negligence; criminal, fraudulent or reckless misconduct; or, with respect to any criminal actions, Mr. Giordano had reasonable cause to believe his actions were unlawful.

NOTE 11 – COMMITMENTS AND CONTINGENCIES

Employment agreement

On June 18, 2018, the Company entered into an employment agreement with the chief operating officer of Prime. The Company shall pay to this executive a base salary of $520,000 per year, payable in accordance with the Company’s usual pay practices. The executive’s base salary will increase by $260,000 per year upon (i) Prime achieving revenue of $20 million on an annualized basis (the “Initial Target Goal”) for four consecutive weeks; and (ii) each time Prime achieves revenue of an additional $10 million increment above the Initial Target Goal (i.e., $30 million, $40 million, $50 million, etc.) on an annualized basis for four consecutive weeks. Executive’s base salary shall be subject to review annually by the Manager and may be increased (but not decreased). The executive shall be entitled to participate in any bonus plan that the Manager or its designee may approve for the senior executives of the Company and shall be entitled to participate in benefits under the Company’s benefit plans, profit sharing and arrangements, including, without limitation, any employee benefit plan or arrangement made available in the future by the Company to its employees or senior executives, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements. Notwithstanding the foregoing, during the Employment, the Company will provide, at the Company’s expense, health and major medical insurance benefits to the Executive and his family members which are at least equal to the benefits provided to the Executive and his family members immediately prior to the Effective Date. The term of this Agreement (as it may be extended by the following sentence or terminated earlier pursuant to terms in the employment agreement shall begin on the Effective Date and end on the close of business on May 31, 2023. The Employment Term shall be automatically extended for additional one-year periods unless, at least sixty (60) days prior to the end of the expiration of the Employment Term.

Legal matters

From time to time, we may be involved in litigation relating to claims arising out of our operation in the normal course of business.

Elrac LLC v. Prime EFS

On or about January 10, 2020, the Company was named as sole defendant in a civil action captioned Elrac LLC v. Prime EFS, filed in the United States District Court for the Eastern District of New York, assigned Case No. 1 :20-cv-00211 (the “Elrac Action”). The complaint in the Elrac Action alleged that Prime failed to pay in full for repairs allegedly required by reason of property damage to delivery vehicles leased by Prime from Elrac to conduct its business. The complaint sought damages of not less than $382,000 plus $58,000 in insurance claims that Elrac believes were collected by the Company and not reimbursed to Elrac. Elrac subsequently moved for a default judgment against Prime. By letter to the court dated March 9, 2020, Prime opposed entry of a default judgment and contended that all claims in the Elrac Action were subject to mandatory arbitration clauses found in the individual lease agreements. On March 19, 2020, Elrac filed a stipulation dismissing the Elrac Action without prejudice and advised Prime that it intends to file an arbitration at the American Arbitration Association alleging essentially identical claims. Elrac now claims it is owed not $382,000 but $240,000. To date, Elrac has not filed an arbitration against Prime. In the event the arbitration is filed, Prime will contest the case vigorously and assert counterclaims. Although the parties are currently exchanging information, the matter is in a preliminary stage and it is not possible to evaluate the likelihood of a favorable or unfavorable outcome, nor is it possible to estimate the amount or range of any potential loss in the matter. Accordingly, as of December 31, 2019, the Company has reflected a liability of $440,000, the amount due under the default judgment, which has been included in contingency liability on the accompanying consolidated balance sheet.

BMF Capital v. Prime EFS LLC et al.

The Company is aware of a settlement agreement made and entered into as of March 6, 2020, under which Prime and certain related entities agreed to pay BMF Capital $275,000 on or by March 11, 2020, inter alia to discharge a convertible note, to cancel certain Warrants on 40,300 shares of TLSS Common Stock, and to settle certain claims made by BMF Capital under certain merchant cash advance agreements (MCAs) whereby BMF purchased specified percentages of Prime’s total future accounts receivable up to certain agreed upon amounts in exchange for an upfront purchase price. Prime did not pay a portion of the agreed $275,000 settlement amount by March 11, 2020 but the Company has subsequently paid the $275,000 in full. Under the March 6, 2020 settlement agreement, BMF could make claim for additional amounts and/or for recognition of the common stock warrants but to date it has not done so. In the event BMF pursues such a claim against Prime, Prime will contest the case vigorously. Since no such claim has in fact been filed in court, but merely threatened, it is not possible to evaluate the likelihood of a favorable or unfavorable outcome, nor is it possible to estimate the amount or range of any potential loss in the matter. However, it appears that the value of any such claim is under $10,000.

Bellridge Capital, L.P. and SCS, LLC v. TLSS

Currently, the Company is in an ongoing dispute between the Company and two investors in the Company, namely Bellridge and SCS, LLC (“SCS”). Among other things, Bellridge claims that the Company is in breach of its obligations under an August 29, 2019 letter agreement to issue a confession of judgment and to pay Bellridge $150,000 per month against the amounts due under, inter alia, an April 2019 promissory note. In an April 28, 2020 letter, Bellridge contends that TLSS owed Bellridge $1,978,557.76 as of that date. In a purported standstill agreement subsequently proposed by Bellridge, Bellridge claims TLSS owes it $2,271,099.83, a figure which allegedly includes default rate interest. Bellridge also claims that a subordination agreement it signed with the Company on August 30, 2019, was void ab initio. Bellridge has also demanded the conversion of approximately $20,000 in indebtedness into the common stock of the Company, a conversion which the Company has not effectuated because the parties did not come to agreement on a conversion price. Such agreement is required for Bellridge to exercise its conversion rights under an agreement dated April 9, 2019 between Bellridge and the Company. SCS alleges it was induced by fraud to exchange two million shares of Company preferred stock for Company common stock and was damaged thereby. The Company is currently in discussions with Bellridge, SCS and the Company’s senior secured lenders to see whether this dispute can be amicably resolved. In the event Bellridge and/or SCS pursues the above claims against the Company, the Company will contest the case vigorously. Since no such claims have in fact been filed in court, but merely threatened, it is not possible to evaluate the likelihood of a favorable or unfavorable outcome, nor is it possible to estimate the amount or range of any potential loss in the matter.

Other than discussed above, as of December 31, 2019, there were no pending or threatened lawsuits that could reasonably be expected to have a material effect on results of our operations.

Leases

See Note 14.